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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 19, 2004




                               COGNEX CORPORATION
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             (Exact name of registrant as specified in its charter)



Massachusetts                          0-17869                     04-2713778
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)


                                One Vision Drive
                        Natick, Massachusetts 01760-2059
                                 (508) 650-3000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.       Description

99.1              News release, dated July 19, 2004, by Cognex Corporation

Item 12.          Results of Operations and Financial Condition


On July 19, 2004, Cognex Corporation issued a news release to report its financial results for the second quarter ended July 4, 2004. The release is furnished as Exhibit 99.1 hereto. The information in this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                    COGNEX CORPORATION

Dated: July 19, 2004                By:
                                    Richard A. Morin
                                    Senior Vice President of Finance,
                                    Chief Financial Officer, and Treasurer